UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2013 (May 31, 2013)

KMG Chemicals, Inc.

(Exact name of registrant as specified in its charter)

TEXAS	001-35577	75-2640529
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9555 W. Sam Houston Parkway S. Suite 600, Houston, Texas	77099
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 713-600-3800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This current report on Form 8-K/A amends and supplements the current report on Form 8-K filed by KMG Chemicals, Inc. on June 3, 2013. The current report on Form 8-K is being amended by this Form 8-K/A to include the audited and unaudited financial statements and other information required by Item 9.01 of Form 8-K concerning our acquisition on May 31, 2013 of the Ultra-Pure Chemicals Business (“UPC Business”) of OM Group, Inc. located in the United States, England, Singapore, Malaysia and France. No other amendments to the Form 8-K are being made by this Form 8-K/A (Amendment No. 1).

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The following financial statements of the UPC Business of OM Group, Inc. are provided as Exhibits 99.1 and 99.2, and are attached to this report:

•	Independent Auditor’s Report

•	Audited Combined Balance Sheets as of December 31, 2012 and 2011

•	Audited Combined Statements of Income for the years ended December 31, 2012, 2011 and 2010

•	Audited Combined Statements of Comprehensive Income for the years ended December 31, 2012, 2011 and 2010

•	Audited Combined Statements of Stockholders’ Equity for the years ended December 31, 2012, 2011 and 2010

•	Audited Combined Statements of Cash Flows for the years ended December 31, 2012, 2011 and 2010

•	Notes to the Combined Financial Statements

•	Unaudited Combined Balance Sheets as of March 31, 2013 and 2012

•	Unaudited Combined Statements of Income for the three months ended March 31, 2013 and 2012

•	Unaudited Combined Statements of Comprehensive Income for the three months ended March 31, 2013 and 2012

•	Unaudited Combined Statements of Stockholders’ Equity for the three months ended March 31, 2013 and 2012

•	Unaudited Combined Statements of Cash Flows for the three months ended March 31, 2013 and 2012

•	Notes to the Unaudited Combined Financial Statements for the three months ended March 31, 2013 and 2012

(b) Pro Forma Financial Information

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet of KMG Chemicals, Inc. as of April 30, 2013

•	Unaudited Pro Forma Condensed Consolidated Statements of Income of KMG Chemicals, Inc. for the year ended July 31, 2012 and for the nine months ended April 30, 2013

•	Notes to Unaudited Pro Forma Financial Statements of KMG Chemicals, Inc.

(c) Exhibits

23.1	Consent of UHY LLP

99.1	Audited Combined Financial Statements of the UPC Business subsidiaries of OM Group, Inc. for the years ended December 31, 2012, 2011 and 2010

99.2	Unaudited Combined Financial Statements of the UPC Business of OM Group, Inc. for the three months ended March 31, 2013 and 2012

99.3	Unaudited Pro Forma Condensed Consolidated Financial Statements of KMG Chemicals, Inc. for the year ended July 31, 2012 and for the nine months ended April 30, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KMG Chemicals, Inc.

By:	/s/ John V. Sobchak	Date: August 16, 2013
John V. Sobchak,
Chief Financial Officer

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